Exhibit 99.2

JDS UNIPHASE CORPORATION
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of June 30, 2012

(in millions)

		Pro forma
	As reported	adjustments		Pro forma

ASSETS
Cash, cash equivalents and short-term investments*	$752.7	$11.5	(A)	$764.2
Accounts receivable, net	305.8	(2.8	)(B)	303.0
Inventories, net	174.5	(5.2	)(B)	169.3
Prepayments and other current assets	77.2	(0.1	)(B)	77.1
Total current assets	1,310.2	3.4		1,313.6
Property, plant and equipment, net	252.9	(0.9	)(B)	252.0
Goodwill and intangibles, net	247.5	(6.1	)(B)	241.4
Other non-current assets	58.9	—		58.9
Total assets	$1,869.5	$(3.6)		$1,865.9

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	$654.1	$(2.0	)(B) (C)	$652.1
Other non-current liabilities	176.6	(1.2	)(B)	175.4
Total stockholders’ equity	1,038.8	(0.4	)(D) (C)	1,038.4
Total liabilities and stockholders’ equity	$1,869.5	$(3.6)		$1,865.9

* The June 30, 2012 as reported and pro forma balance includes short-term restricted cash of $31.1 million

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements, which are an integral part of this statement.

JDS UNIPHASE CORPORATION
Unaudited Pro Forma Consolidated Statement of Operations
For the year ended June 30, 2012

(In millions, except per share data)

		Pro forma
	As reported	adjustments		Pro forma

Net revenue	$1,682.1	$19.7	(E)	$1,662.4
Cost of sales	913.5	15.2	(E)	898.3
Amortization of acquired technologies	58.6	—		58.6
Gross profit	710.0	4.5		705.5
Research and development	246.0	2.0	(E)	244.0
Selling, general and administrative	429.0	3.2	(E)	425.8
Amortization of other intangibles	28.9	7.2	(E)	21.7
Loss on disposal and impairment of long-lived assets	22.7	21.5	(E) (F)	1.2
Restructuring and related charges	12.5	0.1	(E)	12.4
(Loss) Income from operations	(29.1)	(29.5)		0.4
Non-operating income (expense), net	(14.5)	—		(14.5)
Loss before income taxes	(43.6)	(29.5)		(14.1)
Provision for income taxes	12.0	—	(G)	12.0
Loss from continuing operations	$(55.6)	$(29.5)		$(26.1)

Loss from continuing operations per share - basic and diluted	$(0.24)			$(0.11)

Shares used in per share calculation - basic and diluted	230.0			230.0

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements, which are an integral part of this statement.

JDS UNIPHASE CORPORATION
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the year ended July 2, 2011

(In millions, except per share data)

		Pro forma
	As reported	adjustments		Pro forma

Net revenue	$1,804.5	$22.6	(E)	$1,781.9
Cost of sales	956.7	17.4	(E)	939.3
Amortization of acquired technologies	56.9	—		56.9
Gross profit	790.9	5.2		785.7
Research and development	239.9	1.9	(E)	238.0
Selling, general and administrative	437.1	4.1	(E)	433.0
Amortization of other intangibles	32.2	6.3	(E)	25.9
Loss on disposal and impairment of long-lived assets	1.5	—		1.5
Restructuring and related charges	14.8	—		14.8
Income (loss) from operations	65.4	(7.1)		72.5
Non-operating income (expense), net	(19.8)	—		(19.8)
Income (loss) before income taxes	45.6	(7.1)		52.7
Benefit from income taxes	(26.0)	—	(G)	(26.0)
Income (loss) from continuing operations	$71.6	$(7.1)		$78.7

Income from continuing operations per share:
Basic	$0.32			$0.35
Diluted	$0.31			$0.34

Shares used in computing per share amounts:
Basic	224.4			224.4
Diluted	232.6			232.6

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements, which are an integral part of this statement.

JDS UNIPHASE CORPORATION
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the year ended July 3, 2010

(In millions, except per share data)

		Pro forma
	As reported	adjustments		Pro forma

Net revenue	$1,363.9	$16.6	(E)	$1,347.3
Cost of sales	766.2	12.6	(E)	753.6
Amortization of acquired technologies	50.6	—		50.6
Gross profit	547.1	4.0		543.1
Research and development	174.9	1.6	(E)	173.3
Selling, general and administrative	382.9	4.8	(E)	378.1
Amortization of other intangibles	27.8	6.1	(E)	21.7
Gain on disposal and impairment of long-lived assets	(2.0)	—		(2.0)
Restructuring and related charges	17.7	—		17.7
Loss from operations	(54.2)	(8.5)		(45.7)
Non-operating income (expense), net	(3.0)	—		(3.0)
Loss before income taxes	(57.2)	(8.5)		(48.7)
Provision for income taxes	2.5	—	(G)	2.5
Loss from continuing operations	(59.7)	(8.5)		(51.2)

Loss from continuing operations per share - basic and diluted	$(0.27)			$(0.23)

Shares used in per share calculation - basic and diluted	218.9			218.9

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements, which are an integral part of this statement.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

1. Basis of Presentation

The unaudited pro forma condensed consolidated financial statements as of June 30, 2012 and for the years ended June 30, 2012, July 2, 2011 and July 3, 2010 presented are based on the historical audited financial statements of JDS Uniphase Corporation (the “Company”) contained in its Annual Report on Form 10-K for the year ended June 30, 2012 after giving effect to the sale of its hologram business completed on October 12, 2012 (the “Transaction”), and using the assumptions and adjustments described below.

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2012 is presented as if the Transaction had occurred on June 30, 2012.

The unaudited pro forma condensed consolidated statements of operations for the fiscal years ended June 30, 2012, July 2, 2011 and July 3, 2010 are presented as if the Transaction had occurred on June 28, 2009, the first day of the 2010 fiscal year, and do not assume interest income on the cash proceeds.

The unaudited pro forma condensed consolidated financial statements are based upon available information and assumptions that the Company believes are reasonable under the circumstances and are prepared to illustrate the estimated effects of the Transaction. You should read this information in conjunction with the Company’s audited historical consolidated financial statements as of June 30, 2012 and for the years ended June 30, 2012, July 2, 2011 and July 3, 2010, included in the Company’s annual report on Form 10-K for the year ended June 30, 2012.

The unaudited pro forma condensed consolidated financial statements have been provided for informational purposes only and are not necessarily indicative of the financial position or results of operations that would have been achieved had the Transaction occurred as of or for the periods presented, nor are they necessarily indicative of the Company’s future operating results or financial position.

2. Pro Forma Adjustments

The following pro forma adjustments are included in the unaudited pro forma condensed consolidated balance sheet:

(A)	To record the gross proceeds received from the Transaction of $11.5 million.

(B)	To eliminate the book value of the assets and liabilities sold to OpSec Security, Inc., assuming the Transaction had been consummated on June 30, 2012.

(C)

Includes third-party advisory and legal costs of approximately $0.4 million which are directly attributable to the Transaction but are not expected to have a continuing impact on the Company’s results of operations.

(D)

To record the estimated pro forma loss on the Transaction. The actual gain or loss on the Transaction is subject to adjustment but is not expected to be material to the consolidated financial statements.

The following pro forma adjustments are included in the unaudited pro forma condensed consolidated statements of operations:

(E)	These pro forma adjustments represent the results of operations which (i) are directly attributable to the hologram business and (ii) will not continue after the completion of the Transaction.

(F)

For the year ended June 30, 2012, the Company recorded a long-lived asset impairment charge of $21.5 million, of which $18.8 million was related to the intangible assets and $2.7 million was related to the plant, property and equipment of the hologram business.

(G)	There is no material tax effect related to the hologram business for the periods presented.